SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Debt Amendments
On May 24, 2024, the Company entered into amendments to the Credit Agreements which, among other things, waives compliance with the Company's net leverage covenant as of March 31, 2024 as well as any default that might arise as a result of the restatement of certain of the Company’s historical financial statements.
In connection with the amendment to the Term Loan, the Company issued to the Term Loan lenders (the “2024 Term Loan Warrants”) to purchase an aggregate of 100,000 shares of the Company’s common stock at a purchase price of $9.19. The exercise price and the number of shares underlying the 2024 Term Loan Warrants are subject to adjustment in the event of specified events, including dilutive issuances at a price lower than the exercise price of the 2024 Term Loan Warrants, a subdivision or combination of the common stock, a reclassification of the common stock or specified dividend payments. Upon exercise, the aggregate exercise price may be paid, at each warrant holder’s election, in cash or on a net issuance basis, based upon the fair market value of the common stock at the time of exercise.
Term Debt Prepayment
On March 23, 2024, the Company sold certain service inventory for an approximate $15.0 million. On April 2, 2024, the Company used a portion of the proceeds from the disposition of these assets to prepay $12.3 million of the Term Loan.